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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): January 24, 2000
                                                        -------------------


                                    TRW Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Ohio                           1-2384                   34-0575430
    ---------------             ------------------------     ------------------
    (State or Other             (Commission File Number)      (I.R.S. Employer
    Jurisdiction of                                          Identification No.)
    Incorporation)


                    1900 Richmond Road, Cleveland, Ohio 44124
                    -----------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (216) 291-7000



                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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Item 5. Other Events

         On January 24, 2000, TRW Inc. issued a press release announcing that it will redeem the stock purchase rights issued pursuant to the Rights Agreement dated as of April 24, 1996. The full text of the press release issued by TRW is filed as Exhibit 99 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

          (b)   Exhibits

                99  TRW Inc.'s press release dated January 24, 2000.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    TRW INC.


Date: January 24, 2000                    By: /s/ William B. Lawrence
                                             -----------------------------
                                              William B. Lawrence
                                              Executive Vice President, General
                                              Counsel and Secretary






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                                INDEX TO EXHIBITS


EXHIBIT                    DESCRIPTION OF EXHIBIT

     99         TRW Inc.'s press release dated January 24, 2000.






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